UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934


            Date of Report (Date of earliest reported): June 23, 2003



                         ACHIEVEMENT TEC HOLDINGS, INC.
               (Exact name of registrant as specified in charter)



       Delaware                      000-23737                  82-0290939
(State or other jurisdiction        (Commission              (IRS Employer
 of incorporation)                   File Number)            Identification No.)



    711 South Columbus Avenue, Mount Vernon, NY                    10550
    (Address of principal executive offices)                     (Zip Code)



       Registrant's telephone number, including area code: (914) 699-5190

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


(a) Financial Statements of businesses acquired.

         1. Audited Financial Statements of ClickableOil.com, Inc.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ACHIEVEMENT TEC HOLDINGS, INC.



Date:  August 25, 2003                      /s/Nicholas Cirillo, Jr.
                                            ---------------------------
                                            Nicholas Cirillo, Jr.,
                                            President

                             CLICKABLEOIL.COM, INC.
                              FINANCIAL STATEMENTS
                          AS OF MARCH 31, 2003 AND 2002

                             CLICKABLEOIL.COM, INC.



                                    CONTENTS

PAGE     1     INDEPENDENT AUDITORS' REPORT

PAGE     2     BALANCE SHEETS AS OF MARCH 31, 2003 AND 2002

PAGE     3     STATEMENTS OF OPERATIONS FOR THE YEARS ENDED MARCH 31, 2003 AND 2002

PAGE     4     STATEMENTS  OF CHANGES IN  STOCKHOLDERS'  DEFICIENCY  FOR THE YEARS
               ENDED MARCH 31, 2003 AND 2002

PAGE     5     STATEMENTS OF CASH FLOWS FOR THE YEARS ENDED MARCH 31, 2003 AND 2002

PAGES  6 - 12  NOTES TO FINANCIAL STATEMENTS

                          INDEPENDENT AUDITORS' REPORT


To the Board of Directors of:
  Clickableoil.com, Inc.

We have audited the accompanying balance sheets of Clickableoil.com, Inc. as of March 31, 2003 and 2002 and the related statements of operations, changes in stockholders' deficiency and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly in all material respects, the financial position of Clickableoil.com, Inc. as of March 31, 2003 and 2002 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 6 to the financial statements, the Company has a net loss of $496,684 and a negative cash flow from operations of $361,106 for the year ended March 31, 2003 and a working capital deficiency of $1,168,351 and a stockholders' deficiency of $1,165,584 at March 31, 2003. These matters raise substantial doubt about the Company's ability to continue as a going concern. Management's plan in regards to these matters is also described in Note 6. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.



WEINBERG & COMPANY, P.A.


Boca Raton, Florida
July 15, 2003

                             CLICKABLEOIL.COM, INC.
                                 BALANCE SHEETS
                          AS OF MARCH 31, 2003 AND 2002

                                     ASSETS
                                                                                             2003                    2002
                                                                                      -------------------     ------------------
Current assets
 Cash                                                                                 $           7,917       $         13,490
 Accounts receivable, net of allowances                                                          69,911                102,272
 Inventory                                                                                       10,900                  7,978
 Prepaid expenses                                                                                77,905                 12,510
 Other assets                                                                                     1,738                  5,308
                                                                                      -------------------     ------------------
     Total Current Assets                                                                       168,371                141,558

FIXED ASSETS, NET                                                                                 2,767                  3,926
                                                                                      -------------------     ------------------

TOTAL ASSETS                                                                          $         171,138       $        145,484
                                                                                      ===================     ==================


                    LIABILITIES AND STOCKHOLDERS' DEFICIENCY

CURRENT LIABILITIES
 Accounts payable and accrued expenses                                                $         317,891       $        288,417
 Due to related parties                                                                         539,665                183,397
 Notes payable - related party                                                                  459,000                309,000
 Customer deposits                                                                               20,166                 33,570
                                                                                      -------------------     ------------------
       Total Current Liabilities                                                              1,336,722                814,384
                                                                                      -------------------     ------------------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' DEFICIENCY
 Common stock, no par value, 1,500 shares authorized, 1,485 shares issued and
  outstanding                                                                                   606,000                606,000
 Accumulated deficit                                                                         (1,771,584)            (1,274,900)
                                                                                      -------------------     ------------------

       Total Stockholders' Deficiency                                                        (1,165,584)              (668,900)
                                                                                      -------------------     ------------------

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIENCY                                        $         171,138       $        145,484
                                                                                      ===================     ==================

                See accompanying notes to financial statements.

                             CLICKABLEOIL.COM, INC.
                            STATEMENTS OF OPERATIONS
                   FOR THE YEARS ENDED MARCH 31, 2003AND 2002

                                                                                          2003                     2002
                                                                                   -------------------      -------------------
FUEL SALES                                                                         $       1,490,359        $       1,071,400

COST OF SALES                                                                              1,428,019                  905,450
                                                                                   -------------------      -------------------

GROSS PROFIT                                                                                  62,340                  165,950

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES                                                 526,563                  583,576
                                                                                   -------------------      -------------------

LOSS FROM OPERATIONS                                                                        (464,223)                (417,626)

OTHER EXPENSE
 Interest expense                                                                            (32,461)                 (10,804)
                                                                                   -------------------      -------------------

NET LOSS                                                                           $        (496,684)       $        (428,430)
                                                                                   ===================      ===================

Net loss per share - basic and diluted                                             $         (334.47)       $         (288.51)
                                                                                   ===================      ===================

Weighted average number of shares outstanding -basic and diluted                               1,485                    1,485
                                                                                   ===================      ===================

                See accompanying notes to financial statements.

                             CLICKABLEOIL.COM, INC.
                STATEMENTS OF CHANGES IN STOCKHOLDERS DEFICIENCY
                   FOR THE YEARS ENDED MARCH 31, 2003 AND 2002


                                                 Common Stock                                                   Total
                                                                                     Accumulated             Stockholder's
                                           Shares               Amount                 Deficit                Deficiency
                                        --------------      ----------------      -------------------     ------------------
Balance, April 1, 2001                         1,485        $      606,000        $        (846,470)      $       (240,470)

Net loss, 2002                                     -                     -                 (428,430)              (428,430)
                                        --------------      ----------------      -------------------     ------------------

Balance, March 31, 2002                        1,485               606,000               (1,274,900)              (668,900)

Net loss, 2003                                     -                     -                 (496,684)              (496,684)
                                        --------------      ----------------      -------------------     ------------------

BALANCE, MARCH 31, 2003                        1,485        $      606,000        $      (1,771,584)      $     (1,165,584)
                                        ==============      ================      ===================     ==================

                                       4

                See accompanying notes to financial statements.

                             CLICKABLEOIL.COM, INC.
                            STATEMENTS OF CASH FLOWS
                   FOR THE YEARS ENDED MARCH 31, 2003 AND 2002


                                                                                            2003                   2002
                                                                                    ------------------     -----------------
CASH FLOWS FROM OPERATING ACTIVITIES:
 Net loss                                                                            $       (496,684)      $      (428,430)
 Adjustments to reconcile net loss to net cash used in operating activities:
  Provision for bad debts                                                                       3,697                     -
  Depreciation                                                                                  1,894                 2,618
 Changes in operating assets and liabilities:
  (Increase) decrease in:
    Accounts receivable                                                                        28,664               (27,888)
    Inventory                                                                                  (2,922)               (1,838)
    Prepaid expenses                                                                          (65,395)               (1,996)
    Other assets                                                                                3,570                14,692
  Increase (decrease) in:
    Accounts payable and accrued expenses                                                      29,474               112,284
    Customer deposits                                                                         (13,404)               25,222
    Liability incurred for accrued related party consulting services                          150,000               154,500
                                                                                    ------------------     -----------------
       Net Cash Used In Operating Activities                                                 (361,106)             (150,836)
                                                                                    ------------------     -----------------

CASH FLOWS FROM INVESTING ACTIVITIES:
 Acquisition of fixed assets                                                                     (735)                    -
                                                                                    ------------------     -----------------
       Net Cash Used In Investing Activities                                                     (735)                    -
                                                                                    ------------------     -----------------

CASH FLOWS FROM FINANCING ACTIVITIES:
 Due to related party                                                                         356,268               101,550
                                                                                    ------------------     -----------------
       Net Cash Provided By Financing Activities                                              356,268               101,550
                                                                                    ------------------     -----------------

NET DECREASE IN CASH                                                                           (5,573)              (49,286)

Cash at beginning of YEAR                                                                      13,490                62,776
                                                                                    ------------------     -----------------

Cash at end of YEAR                                                                  $          7,917       $        13,490
                                                                                    ==================     =================

                 See accompanying notes to financial statements.

                             CLICKABLEOIL.COM, INC.
                         NOTES TO FINANCIAL STATEMENTS
                         AS OF MARCH 31, 2003 AND 2002


NOTE 1 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

        (A) Organization

        Clickableoil.com, Inc. (the "Company") was incorporated in the State of Delaware on April 4, 2000 to provide a low cost and highly efficient means of servicing the heating oil market through an internet based approach. The Company's business model streamlines the process of heating oil ordering and delivering through providing an accessible single point of contact for the customer. The result is a significant opportunity to capture market share in a sector that is both inefficient and highly fragmented.

        (B) Revenue Recognition

        The Company recognizes revenue at the time heating oil is delivered to customers.

        (C) Concentrations of Credit Risk from Deposits in Excess of Insured Limits

        The Company's cash balances on deposit with banks are guaranteed by the Federal Deposit Insurance Corporation up to $100,000. The Company is exposed to risk for the amounts of funds held in one bank in excess of the insurance limit. In assessing the risk, the Company's policy is to maintain cash balances with high quality financial institutions.

        (D) Inventory

        Inventory consists primarily of heating oil and is valued at the lower of cost (first-in, first-out) or market.

        (E) Fixed Assets, Net

        Fixed assets, net are stated at cost, less accumulated depreciation. Expenditures for maintenance and repairs are charged to expense as incurred. Depreciation is provided using the straight-line method over the estimated useful lives of the assets from three to five years (See
        Note 3).

        (F) Income Taxes

        Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. There was no current or deferred income tax expense (benefit) for the years ended March 31, 2003 and 2002. The deferred tax asset arising from the Company's ability to carry forward its net operating losses to future years has been fully offset by a valuation allowance.

        (G) Use of Estimates

        In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reported period. Actual results could differ from those estimates.

        (H) Fair Value of Financial Instruments

        The carrying amounts of the Company's financial instruments, including cash, accounts receivable, accounts payable and accrued expenses and related party payables, approximate fair value due to the short-term maturities of these instruments.

        (I) Advertising Costs

        In accordance with the Accounting Standards Executive Committee Statement of Position 93-7 ("SOP 93-7"), costs incurred for producing and communicating advertising of the Company are charged to operations as incurred. Advertising expenses for the years ended March 31, 2003 and 2002 were $21,111 and $27,549, respectively.

        (J) Loss Per Share

        Basic and diluted net loss per common share for the years ended March 31, 2003 and 2002 are computed based upon the weighted average common shares outstanding as defined by Statement of Financial Accounting Standards No. 128, "Earnings Per Share" ("SFAS 128"). Diluted net loss per common share is computed based on the weighted average common shares and common stock equivalents outstanding during the year as defined by SFAS 128. For the years ended 2003 and 2002, there were no common stock equivalents outstanding.

        (K) Recent Accounting Pronouncements

        The Financial Accounting Standards Board ("FASB") has recently issued several new Statements of Financial Accounting Standards ("SFAS"). In April 2002, the FASB issued SFAS No. 145 "Rescission of FASB Statement Nos. 4, 44 and 64, Amendment of FASB Statement No. 13 and Technical
        Corrections". This statement rescinds SFAS No. 4 "Reporting Gains and Losses from Extinguishment of Debt" and an amendment of that statement, SFAS No. 64 "Extinguishments of Debt Made to Satisfy Sinking-Fund

        Requirements". The statements also rescinds SFAS No. 44 "Accounting for Intangible Assets of Motor Carriers" and amends SFAS No. 13 "Accounting for Leases" to eliminate an inconsistency between the required accounting for sale-leaseback transactions. SFAS No. 145 also amends other existing authoritative pronouncements to make various technical corrections, clarify meanings, or describe their applicability under changed conditions. SFAS No. 145 is effective for fiscal years beginning after May 15, 2002 and to certain transactions occurring after that date.

        In July 2002, the FASB issued SFAS No. 146 "Accounting for Costs Associated with Exit or Disposal Activities". This Statement addresses financial accounting and reporting for costs associated with exit or disposal activities and nullifies Emerging Issues Task Force ("EITF") issue No. 94-3 "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including certain costs incurred in a restructuring)". SFAS No. 146 requires that a liability for a cost associated with exit or disposal activity be recognized when the liability is incurred. Under EITF No. 94-3, a liability for an exit cost was recognized at the date of the entity's commitment to the exit plan. SFAS No. 146 is effective for fiscal years beginning after December 31, 2002, with early application encouraged.

        In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation-Transition and Disclosure - an amendment of FASB Statement No. 123". SFAS No. 148 amends SFAS No. 123, "Accounting for Stock Based Compensation" and provides alternative methods for accounting for a change by registrants to the fair value method of accounting for stock-based compensation. Additionally, SFAS No. 148 amends the disclosure requirements of SFAS No. 123 to require disclosure in the significant accounting policy footnote of both annual and interim financial statements of the method of accounting for stock based-compensation and the related pro forma disclosures when the intrinsic value method continues to be used. The statement is effective for fiscal years beginning after December 15, 2002, and disclosures are effective for the first fiscal quarter beginning after December 15, 2002.

        In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities". SFAS No. 149 amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives) and for hedging activities under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities". The changes in SFAS No. 149 improve financial reporting by requiring that contracts with comparable characteristics be accounted for similarly. This statement is effective for contracts entered into or modified after June 30, 2003 and all of its provisions should be applied prospectively.

        In May 2003, the FASB issued SFAS No. 150, "Accounting For Certain Financial Instruments with Characteristics of both Liabilities and Equity". SFAS No. 150 changes the accounting for certain financial instruments with characteristics of both liabilities and equity that, under previous pronouncements, issuers could account for as equity. The new accounting guidance contained in SFAS No. 150 requires that those instruments be classified as liabilities in the balance sheet.

        SFAS No. 150 affects the issuer's accounting for three types of freestanding financial instruments. One type is mandatorily redeemable shares, which the issuing company is obligated to buy back in exchange for cash or other assets. A second type includes put options and forward purchase contracts, which involves instruments that do or may require the issuer to buy back some of its shares in exchange for cash or other assets. The third type of instruments that are liabilities under this Statement is obligations that can be settled with shares, the monetary value of which is fixed, tied solely or predominantly to a variable such as a market index, or varies inversely with the value of the issuers' shares. SFAS No. 150 does not apply to features embedded in a financial instrument that is not a derivative in its entirety.

        Most of the provisions of SFAS No. 150 are consistent with the existing definition of liabilities in FASB Concepts Statement No. 6, "Elements of Financial Statements". The remaining provisions of this Statement are consistent with the FASB's proposal to revise that definition to encompass certain obligations that a reporting entity can or must settle by issuing its own shares. This Statement shall be effective for financial instruments entered into or modified after May 31, 2003 and otherwise shall be effective at the beginning of the first interim period beginning after June 15, 2003, except for mandatorily redeemable financial instruments of a non-public entity, as to which the effective date is for fiscal periods beginning after December 15, 2003.

        Management does not believe the adoption of these statements will have a material effect on the Company's financial position or results of operations.

NOTE 2  ACCOUNTS RECEIVABLE

        Accounts receivable as of March 31, 2003 and 2002 consisted of the following:

                                                                                     2003                 2002
                                                                                ----------------   ----------------
        Accounts receivable                                                     $       73,608      $     102,272
        Less allowance for doubtful accounts                                            (3,697)                 -
                                                                                ----------------   ----------------

                                                                                $       69,911      $     102,272
                                                                                ================   ================

        For the years ended March 31, 2003 and 2002, the Company recorded bad debt expense of $3,697 and $0, respectively.

NOTE 3  FIXED ASSETS

        As of March 31, 2003 and 2002 consists of the following:

                                                                                     2003                 2002
                                                                                ----------------   ----------------
        Office equipment                                                        $        8,915      $       8,180
        Less: accumulated depreciation                                                   6,148              4,254
                                                                                ----------------   ----------------

                                                                                $        2,767      $       3,926
                                                                                ================   ================

        Total depreciation expense for the years ended March 31, 2003 and 2002 was $1,894 and $2,618, respectively.

NOTE 4  RELATED PARTY TRANSACTIONS

        During the years ended March 31, 2003 and 2002, the Company purchased approximately 40% and 42%, respectively, of its oil for resale from a supplier that is managed by the Company's officers and stockholders. As of March 31, 2003 and 2002 amounts due to this supplier which are included in accounts payable were $89,578 and $61,487, respectively.

        During the years ended March 31, 2003 and 2002, the Company had fuel sales of $546,641 and $376,336, respectively, to a related party by virtue of common ownership. As of March 31, 2003 and 2002, the balance due from this company was $37,889 and $18,745, respectively, and is included in accounts receivable.

        During the years ended March 31, 2003 and 2002, the Company had fuel sales of $19,416 and $4,388 respectively, to a related party by virtue of common ownership. As of March 31, 2003 and 2002 balance due from this company was $7,760 and $6,187, respectively, and is included in accounts receivable.

        During the years ended March 31, 2003 and 2002, the Company received non-interest bearing advances from related entities in the amounts of $356,268 and $101,550, respectively, to fund operations. These amounts are included in due to related parties in the accompanying balance sheets, which totaled $539,665 and $183,397 as of March 31, 2003 and 2002, respectively.

        During the year ended March 31, 2002, the Company signed a note payable for consulting services with a related party by virtue of common ownership in the amount of $309,000. During the year ended March 31, 2003, the note was renewed for an additional term of one year. Accrued interest for the years ended March 31, 2003 and 2002 was $21,630 and $10,815, respectively, which is included in accounts payable and accrued expenses. The note is due on October 1, 2003 and accrues interest at a rate of 7% per annum. This amount is included in note payable related party in the accompanying balance sheets.

        During the year ended March 31, 2003, the Company signed note a payable for consulting services with a related party by virtue of common ownership in the amount of $150,000. Accrued interest for the year ended March 31, 2003 was $5,250, which is included in accounts payable and accrued expenses. The note is due on October 1, 2003 and accrues interest at a rate of 7% per annum. This amount is included in note payable related party in the accompanying balance sheets.

        During the years ended March 31, 2003 and 2002, the Company expensed $53,796 and $172,048, respectively, to three related parties for reimbursement of consulting expenses, salaries, and other expenses and are included in the statements of operations. As of March 31, 2003 and 2002 accrued consulting expenses, salaries and other expenses related to the three related parties of $275,868 and $107,427, respectively, are included in accounts payable and accrued expenses in the balance sheets.

NOTE 5  GOING CONCERN

        As reflected in the accompanying financial statements, the Company has a net loss of $496,684 and a negative cash flow from operations of $361,106 for the year ended March 31, 2003 and a working capital deficiency of $1,168,351 and a stockholders' deficiency of $1,165,584 at March 31, 2003. The ability of the Company to continue as a going concern is dependent on the Company's ability to raise additional funds and implement its business plan. The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

        Management's plans include raising of capital through a merger with another viable company to develop its products and market such products (See Note 7).

NOTE 6  SUBSEQUENT EVENTS

        On April 1, 2003, the Company entered into a lease agreement with an unrelated third party for its administrative offices. The term of the lease is for twenty four months commencing on June 1, 2003. The monthly rent is $1,260. Future minimum lease payments under the term of the operating lease is as follows at March 31, 2003:

           2004                     $         12,600
           2005                               15,120
           2006                                2,520
                                    ------------------

                                    $         30,240
                                    ==================

        In May 2003, the Company entered into two contracts with an unrelated supplier to purchase approximately 84,000 gallons of heating oil to be received from December 2003 through February 2004. Amounts due under these contracts total approximately $66,000 and are payable as deliveries are received by the Company. The contracts specify that the Company is to provide a satisfactory letter of credit or prepay prior to delivery. If the Company fails to perform, they shall be in default and held liable for damages. In the event of late payment, the contracts contain a provision for interest at the rate of 2% over prime.

        On June 6, 2003, under the terms of an Agreement and Plan of Merger, Achievement TEC Holdings, Inc., ("Achievement TEC") a reporting public company acquired 100% of the Company's stock in exchange for the issuance by Achievement TEC of 43 million shares of its common stock to the stockholders of the Company. The new shares constitute approximately 92% of the outstanding shares of Achievement TEC, which intends to change its name to Clickableoil, Inc. The acquisition will be accounted for as a reverse merger and the Company will be treated as the accounting acquiror.

        On June 26, 2003, the Company purchased a computer software fuel system program to record all transactions concerning the purchase, sale, and inventory of fuel oil. The total cost of this computer software system was $16,183, of which $8,183 was paid upon the execution of the purchase agreement. The balance due of $8,000 is payable upon the installation of the software system.

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